UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2008

Santa Lucia Bancorp

(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction incorporation)	(File number)	(I.R.S. Employer of Identification No.)

7480 El Camino Real, Atascadero, CA	93422
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code  (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01                                             Other Events

The Company announced by press release today that in accordance with its management succession plans, Larry Putnam, Santa Lucia Bancorp President and CEO and Santa Lucia Bank’s Chief Executive Officer, will retire at the end of 2008.  He will remain on the Board of Directors of both the Bank and Bancorp.  John C. Hansen, Santa Lucia Bank’s President and Chief Operating Officer and Santa Lucia Bancorp’s Executive Vice President and Chief Financial Officer will become President and CEO of both companies at the end of the year.  He is currently a member of the Board of Directors of both Santa Lucia Bancorp and Santa Lucia Bank.  A copy of the press release is attached to this 8-K, and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits

(d)                               Exhibits

99.1                           Press release dated November 5, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008		SANTA LUCIA BANCORP

By:	/s/ Larry H. Putnam
Larry H. Putnam

President & CEO

Exhibit Index

Exhibit No.	Description
99.1	Press Release of November 5, 2008